UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                ---------------------------------
                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):
                        February 3, 2004


                     BAYCORP HOLDINGS, LTD.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


                            Delaware
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         (State or Other Jurisdiction of Incorporation)


     1-12527                           02-0488443
(Commission File Number)            (I.R.S. Employer
                                 Identification Number)


    1 New Hampshire Avenue, Suite 125
             Portsmouth, NH                      03801
(Address of Principal Executive Offices)     (Zip Code)


                         (603) 766-4990
      ----------------------------------------------------
      (Registrant's Telephone Number, Including Area Code)


                         Not Applicable
  -------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)



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Item 12.     Results of Operations and Financial Condition.

On February 3, 2004 the Registrant issued a press release describing financial results for the year ended December 31, 2003.


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

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       BAYCORP HOLDINGS, LTD.



FEBRUARY 9, 2004       By: /s/ Frank W. Getman Jr.
                       --------------------------------
                          Frank W. Getman Jr.
                          President and Chief Executive Officer


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                          EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION


99 BayCorp Holdings, Ltd. Earnings Release for the quarter ended December 31, 2003.


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